Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

21. Subsequent Events

Debt

On June 7, 2012, we issued a $100 million mortgage loan secured by the Hyatt Regency Reston. The loan bears interest at 1-month LIBOR plus 310 basis points and matures on July 1, 2016, with an additional one-year extension subject to meeting debt service and loan-to-value requirements and other conditions.

On March 22, 2012, we issued $350 million 5 1/4% Series A senior notes due 2022. The net proceeds of the offering of approximately $344 million, and available cash, were used to repay the $113 million principal amount outstanding of the 7.5% mortgage secured by the JW Marriott, Washington, D.C., and to redeem $250 million of our 6 7/8% Series S senior notes due in 2014. Additionally, on May 29, 2012 we redeemed the remaining $250 million principal amount of our Series S senior notes, resulting in a total second quarter 2012 loss on extinguishment of $13 million.

On April 16, 2012 the holders of $386 million face amount of 2.625% exchangeable senior debentures due 2027 exercised their option to require us to repurchase their debentures at par.

Capital Transactions

On April 24, 2012, we entered into Sales Agency Financing Agreements with BNY Mellon Capital Markets, LLC and Scotia Capital (USA) Inc, through which Host Inc. may issue and sell, from time to time, shares having an aggregate offering price of $400 million in “at the market” offerings under SEC rules, including sales made directly on the NYSE. During the second quarter of 2012, we issued 3.1 million shares of common stock under this program, at an average price of $15.75 per share, for proceeds of approximately $48 million, net of $0.5 million of commissions.

During the first quarter of 2012, we issued the remaining $174 million of capacity under the Sales Financing Agreement with BNY Mellon Capital Markets, LLC entered into on April 21, 2011 through the issuance of 11.1 million shares of common stock, at an average price of $15.67 per share, for net proceeds of approximately $172 million, net of $2 million of commissions.

Acquisitions

On July 16, 2012, we acquired the 888-room Grand Hyatt Washington, D.C. for approximately $400 million. In connection with the acquisition, we paid a $7 million termination fee to settle the seller’s liability for the interest rate swap derivative associated with the previous mortgage on the property, which mortgage was repaid at closing by the seller, and acquired other related assets for $2 million. Additionally, we incurred $6 million of closing costs and acquired a $6 million FF&E replacement fund. Due to the timing between the date of the acquisition and issuance of this report, we have not completed the final accounting for the acquisition and, therefore, we have not disclosed pro forma financial information.

On June 8, 2012, we acquired land and entered into a construction agreement to develop two hotels in Rio de Janeiro, Brazil. We expect to spend a total of approximately R$129 million ($72 million) to develop the hotels and have spent approximately R$47 million ($23 million). The hotels will be managed by Accor under the ibis and Novotel brands.